                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           ________________________
                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  January 29, 1999



                              Host Marriott, L.P.

              (Exact Name of Registrant as Specified in Charter)



           Delaware                          0-25087                         52-2095412
(State or Other Jurisdiction of       (Commission File Number)             (I.R.S. Employer
 Incorporation)                                                            Indemnification no.)


        10400 Fernwood Road
        Bethesda, Maryland                                         20817
(Address of Principal Executive Offices)                         (Zip Code)




      Registrant's telephone number, including area code:  (301) 380-9000


=============================================================================

Item 5. Other Events.
        -------------

          The pricing period for the OP Units to be issued by Host Marriott, L.P. in connection with its acquisition of eight public limited partnerships that own 24 full-service Marriott hotels ended on January 29, 1999, as described in the Prospectus/Consent Solicitation Statement dated October 8, 1998. The average closing price of Host Marriott Corporation's common stock on the New York Stock Exchange over the twenty trading days following December 30, 1998 was $13.30. The final Exchange Values, Note Election Amounts and number of OP Units to be received by limited partners per Partnership Unit are set forth below:


                                                                              Final            Note           Number of
Partnership                                                              Exchange Value    Election Amount    OP Units
-----------                                                              ---------------   ---------------    ---------
                                                                                          (per Partnership Unit)
Atlanta Marriott Marquis II Limited Partnership                        $ 45,425               $ 36,340                3,415
   (Atlanta Marriott Marquis Hotel)

Desert Springs Marriott Limited Partnership                              40,880                 32,704                3,074
   (Marriott's Desert Springs Resort and Spa)

Hanover Marriott Limited Partnership                                    123,202                 98,562                9,263
   (Hanover Marriott Hotel)

Marriott Diversified American Hotels, L.P.                              109,472                 98,599                8,231
   (Dayton Marriott Hotel, Fairview Park Marriott Hotel,
   Fullerton Marriott Hotel, Livonia Marriott Hotel,
   Marriott Hotel at Research Triangle Park and
   Southfield Marriott Hotel)

Marriott Hotel Properties Limited                                       164,899                142,370               12,398
   Partnership
   (Marriott's Orlando World Center and Marriott's Harbor
   Beach Resort)

Marriott Hotel Properties II Limited Partnership                        237,334                205,140               17,845
   (Marriott Rivercenter Hotel, New Orleans Marriott
   Hotel, San Ramon Marriott Suite Hotel and a
   controlling interest in the Santa Clara Marriott Hotel)

Mutual Benefit Chicago Marriott Suite                                    33,256                 31,272                2,500
   Hotel Partners,L.P.
   (Marriott Suites O'Hare)

Potomac Hotel Limited Partnership                                         5,040                  4,032                  379
   (Albuquerque Marriott Hotel, Greensboro-High Point
   Marriott Hotel, Houston Marriott Medical Center Hotel,
   Marriott Mountain Shadows Resort, Miami Biscayne Bay
   Hotel, Raleigh Marriott Hotel, Seattle Sea-Tac
   Airport, Marriott Hotel and Tampa Westshore Marriott
   Hotel)

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HOST MARRIOTT, L.P.

                                      By:  Host Marriott Corporation,
                                           its general partner


                                      By:  /s/ Donald D. Olinger
                                           ---------------------
Date:  February 5, 1999                    Name:  Donald D. Olinger
                                           Title: Senior Vice President
                                                  and Corporate Controller